Exhibit 99.2

Jimmy C. Tallent President & CEO H. Lynn Harton Chief Operating Officer Rex S. Schuette EVP & CFO rex_schuette@ucbi.com (706) 781-2266 David P. Shearrow EVP & Chief Risk Officer

Cautionary Statement
This news release contains forward-looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc.’s filings with the Securities and Exchange Commission including its 2011 Annual Report on Form 10-K under the sections entitled “Forward-Looking Statements”. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

Non-GAAP Measures
This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). Such non-GAAP financial measures include the following: net interest margin – pre credit, core net interest margin, core net interest revenue, core fee revenue, core operating expense, core earnings, net operating income (loss) and net operating earnings (loss) per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets. The most comparable GAAP measures to these measures are: net interest margin, net interest revenue, fee revenue, operating expense, net income (loss), diluted earnings (loss) per share and equity to assets.
Management uses these non-GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non-GAAP Reconcilement Tables’ at the end of the Appendix to this presentation.

United at a Glance
Founded in 1950
Third-largest bank holding company in Georgia
Headquartered in Blairsville, Georgia with 104 locations throughout north Georgia, metro Atlanta, coastal Georgia, western North Carolina and east Tennessee
1,592 employees
27 Banks and 104 Offices
 Deposit Market Share(1) Key Statistics as of 9/30/12
Market Banks Offices Deposit Share Rank (billions)
North Georgia 11 22 32% 1 Total assets $6.70
Atlanta MSA 10 38 4 7 Total deposits $5.82
Gainesville MSA 1 5 12 5 Loans $4.14
Coastal Georgia 2 8 4 8
Western North Carolina 1 20 12 3
East Tennessee 2 11 2 9
¹ FDIC deposit market share and rank as of 6/12 for markets where United takes deposits. Source: SNL and FDIC.

Highlights Third Quarter
Improving Quarterly Results
Net Income of $10.6 million, or 13 cents per share
Fifth quarterly profit in past six quarters
Core earnings (pre-tax, pre-credit) of $29.9 million
Modest Loan Growth, Both Linked Quarter and Year Ago
Increased lending opportunities
Strong Core Transaction Deposit Growth
Year-to-date up 11% annualized
Building customer deposit base
Represents 56% of total customer deposits compared to 34% at the end of 2008
Non Performing and Classified Assets Declining

6 FINANCIAL REVIEW

Core Earnings Summary
(in thousands)
 Variance - Increase / (Decrease)
 3Q12 2Q12 4Q11 3Q11
Net Interest Revenue $ 57,371 $ 535 $ (1,679) $ (1,910)
Fee Revenue 13,003 239 1,561 1,694
Gross Revenue 70,374 774 (118) (216)
Operating Expense (Excl OREO) 40,523 (789) (3,320) (3,570)
Pre-Tax, Pre-Credit (Core) $ 29,851 $ 1,563 $ 3,202 $ 3,354
Net Interest Margin 3.60% .17% .09% .05%

Fee Revenue - Core
(in thousands)
 Variance - Increase / (Decrease)
 3Q12 2Q12 4Q11 3Q11
Overdraft Fees $ 3,362 $ 130 $ (175) $ (179)
Debit Card Fees 3,063 (179) 94 (239)
Other Service Charges 1,271 (71) 529 580
Total Service Charges and Fees 7,696 (120) 448 162
Mortgage Loan & Related Fees 2,800 478 975 1,652
Brokerage Fees 709 (100) (73) (127)
Other 1,798 (19) 211 7
Total Fee Revenue - Core 13,003 239 1,561 1,694
Non-Core(1) 761 658 (464) 572
Reported - GAAP $ 13,764 $ 897 $ 1,097 $ 2,266
(1) Includes net securities gains and charges on prepayment of FHLB advances, hedge ineffectiveness gains, gains from the sale of low income housing tax credits, interest on Federal income tax refund and mark to market adjustments on United’s deferred compensation plan assets.

Operating Expenses - Core
(in thousands)
 Variance - Increase / (Decrease)
 3Q12 2Q12 4Q11 3Q11
Salaries & Employee Benefits $ 22,364 $ (786) $ (3,174) $ (3,284)
Communications & Equipment 3,254 43 125 (30)
Occupancy 3,539 - (433) (255)
FDIC Assessment 2,537 (8) (62) (66)
Advertising & Public Relations 934 (154) (10) (118)
Postage, Printing & Supplies 954 38 (63) (82)
Professional Fees 2,180 228 184 129
Other Expense 4,761 (150) 113 136
Core Operating Expenses 40,523 (789) (3,320) (3,570)
Non-Core(1) 4,260 1,262 (2,977) 1,833
Reported GAAP $ 44,783 $ 473 $ (6,297) $ (1,737)
(1) Includes foreclosed property costs, adjustment to reclassify pension plan actuarial gains and losses and unamortized prior service costs to other comprehensive income, severance costs and mark to market adjustments on United’s deferred compensation plan liability.

Net Operating Income
(in thousands)
 Variance - Increase / (Decrease)
 3Q12(1) 2Q12 4Q11 3Q11
Core Earnings (Pre-Tax, Pre-Credit) $ 29,851 $ 1,563 $ 3,202 $ 3,354
Provision for Loan Loss 15,500 (2,500) 1,500 (20,500)
NON-CORE FEE REVENUE:
Hedge Ineffectiveness Gaines (Losses) 608 788 295 33
Securites Gains (Losses) - (6,490) (4) -
Charges from Prepayment of Borrowings - 6,199 - -
Gains from Sale of Low Income Housing Tax Credits - - (728) -
Gains (Losses) on Deferred Compensation Plan Assets 153 161 (27) 539
Total Non-Core Fee Revenue 761 658 (464) 572
NON-CORE OPERATING EXPENSES:
Foreclosed Property Write Downs 2,394 1,386 (1,498) 622
Foreclosed Property (Gains) Losses on Sales 350 619 (2,691) 1,154
Forclosed Property Maintenance Expenses 962 (150) (1,407) (883)
Severance Costs 401 (754) 401 401
Reclassification of Pension Actuarial Gains to AOCI - - 2,245 -
Gains (Losses) on Deferred Comp Plan Liability 153 161 (27) 539
Total Non-Core Operating Expenses 4,260 1,262 (2,977) 1,833
Income Tax (Expense) Benefit (284) 610 (3,548) (686)
Net Income $ 10,568 $ 4,069 $ 667 $ 21,907

Net Income
(in thousands)
 Variance - Increase / (Decrease)
 3Q12 2Q12 4Q11 3Q11
Net Income $ 10,568 $ 4,069 $ 667 $ 21,907
Preferred Stock Dividends (3,041) 9 16 22
Net Income Avail to Common Shareholders $ 7,527 $ 4,060 $ 651 $ 21,885
Net Income Per Share $ .13 $ .07 $ .01 $ .38
Tangible Book Value $ 6.64 $ .16 $ .17 $ .03
(DTA Allowance $272 Million - $4.70 / Share)
Shares Outstanding (millions) 57.9 .1 .3 .3

Net Interest Margin
NIM Characteristics
Margin – Linked Quarter +17 bps vs. 2Q12
Smaller balance sheet
Higher securities yields, offset by loan pricing compression
Lowered core and CD deposit pricing
Outlook for Continued Loan and Securities Pricing Pressure
(1) Excluding impact of nonaccrual loans, OREO and interest reversals

13 Key Drivers of Net Interest Revenue / Margin Offsetting Impacts on Margin Loan and securities pricing under pressure Deposit rates continue to decline

14 Deposit Pricing, Excluding Brokered Deposits Note – CD pricing reflects the quarter-ending new and renewed yield. MMDA / NOW pricing reflects the deposit yield for each quarter

Customer Deposit Mix Improving
(in millions)
 3Q12 2Q12 3Q11 4Q08
Demand / NOW $ 1,796 $ 1,735 $ 1,686 $ 1,457
MMDA / Savings 1,342 1,330 1,220 630
Core Transaction 3,138 3,065 2,906 2,087
 8% Growth - $232 Million
 50% Growth
Time < $100,000 1,118 1,159 1,387 1,945
Public Deposits 612 623 597 755
Total Core 4,868 4,847 4,890 4,787
Time >$100,000 699 728 867 1,336
Public Deposits 32 36 38 87
Total Customer 5,599 5,611 5,795 6,210
Brokered Deposits 224 211 210 793
Total Deposits $ 5,823 $ 5,822 $ 6,005 $ 7,003
3Q12 56% $5.6B Public Funds 12% Demand & Time NOW >$100k 32% 12% Time <$100k MMDA & 20% Sav. 24% Customer 4Q08 $6.2B Public Funds Demand & 14% 34% NOW 23% Time >$100k 22% MMDA & Sav. 10% Time <$100k 31%

Core Deposit Growth – Category and Market
(in millions, excluding public)
 Growth
 YTD Last 12
CATEGORY 3Q12 3Q12 Months
Demand $ 54.2 $ 197.9 $ 206.7
MM Accounts 8.4 90.3 99.0
Savings 3.3 24.0 22.7
NOW 6.1 (76.7) (96.8)
Total Categories $ 72.0 $ 235.5 $ 231.6
Percent Growth (Annualized) 9% 11% 8%
MARKET
Atlanta $ 50.6 $ 115.7 $ 125.9
North Carolina 1.3 44.6 41.0
Coastal Georgia (6.0) 19.5 13.6
N. Georgia 19.3 37.1 24.3
Tennessee 5.0 12.5 14.2
Gainesville 1.8 6.1 12.6
Total Markets $ 72.0 $ 235.5 $ 231.6

Capital Ratios
Well-Capitalized SEP ‘12 JUN ‘12 MAR ‘12
Bank Tier 1 RBC 6% 14.5% 14.4% 13.7%
Total RBC 10 15.7 15.7 15.0
Leverage 5 9.9 9.2 9.0
Holding Company
Tier 1 RBC 6 14.3 14.3 13.7
Total RBC 10 15.8 16.0 15.4
Leverage 5 9.8 9.2 8.9
Tier I Common RBC 8.8 8.8 8.3
Tangible Equity to Assets 8.7 8.2 8.1
Tangible Common to Assets 5.7 * 5.5 5.3
*DTA Allowance of $272 million; when reversed adds 3.7%

18 LOAN PORTFOLIO & CREDIT QUALITY

Loan Portfolio (total $4.14 billion)
Geographic Diversity $ In millions
By Loan Type
$1.17B Residential Mortgage 28% $.39B Residential Construction 10% $.14B Installment 3% $2.44B Commercial 59%
 3Q12 2Q12 1Q12 4Q11 3Q11
Total Loans $4.14 $4.12 $4.13 $4.11 $4.11

New Loans Funded* – Category and Market
(in millions)
CATEGORY 3Q12 2Q12 MARKET 3Q12 2Q12
Commercial RE: Atlanta $ 43.3 $ 35.5
Owner Occupied $ 21.6 $ 25.5 Coastal Georgia 21.4 9.8
Income Producing 21.7 7.1 N. Georgia 36.2 21.9
Total Commercial RE 43.3 32.6 Tennessee 17.5 9.9
Commercial C & I 20.7 15.3 North Carolina 13.9 5.7
Commercial Constr. 3.0 4.6 Gainesville 5.2 3.7
Residential 62.4 25.1 Total Markets $ 137.5 $ 86.5
Residential Constr. 6.5 7.9
Consumer 1.6 1.0
Total Categories $ 137.5 $ 86.5
*Loans greater than $100 thousand

New Loan Commitments* – Category and Market
(in millions)
CATEGORY 3Q12 2Q12
Commercial RE:
Owner Occupied $ 23.0 $ 28.0
Income Producing 22.7 7.7
Total Commercial RE 45.7 35.7
Commercial C & I 42.9 23.7
Commercial Constr. 8.7 7.5
Residential 90.0 32.1
Residential Constr. 28.5 32.2
Consumer 1.8 1.2
Total Categories $ 217.6 $ 132.4
MARKET 3Q12 2Q12
Atlanta $ 71.6 $ 54.7
N. Georgia 57.4 35.0
Coastal Georgia 31.7 11.4
Tennessee 24.8 14.8
North Carolina 25.1 12.5
Gainesville 7.0 4.0
Total Markets $ 217.6 $ 132.4
*Loans greater than $100 thousand

Credit Quality

(in millions)
Net Charge-offs(1)
as % of Average Loans(1)
3Q12
20.6 $
1.99%
$
2Q12
18.9
1.85%
$
1Q12
15.9
1.55%
$
4Q11
20.6
1.99%
$
3Q11
17.5
1.68%
Allowance for Loan Losses
as % of Total Loans
as % of NPLs
107.6 $
2.60%
94
$ 112.7
2.74%
98
$ 113.6
2.75%
88
$ 114.5
2.79%
90
$ 146.1
3.55%
101
Past Due Loans (30 89 Days) .68% .65% .86% .75% .70%
Non-Performing Loans
OREO
Total NPAs
115.0 $
27.0
142.0
$ 115.4
30.4
145.8
$ 129.7
31.9
161.6
$ 127.5
32.8
160.3
$ 144.5
44.2
188.7
Performing Classified Loans
Total Classified Assets
284.0
426.0 $ $
324.0
469.8 $
317.0
478.6 $
328.0
488.3 $
341.0
529.7
Accruing TDRs (see page 48) 138.3 $ $ 141.6 $ 125.8 $ 105.8 $ 69.8
As % of Original Principal Balance
Non-Performing Loans
OREO
68.8
36.4
% 68.8
39.3
% 70.6
36.1
% 71.3
35.9
% 77.8
33.4
%
Total NPAs
as % of Total Assets
as % of Loans & OREO
2.12
3.41
2.16
3.51
2.25
3.88
2.30
3.87
2.74
4.54
(1) Excludes $25 million of charge-offs for largest loan relationship in 4Q11.

23 NPL Inflow Trends Quarterly NPL Inflows Since 2009 ($mm) Total NPLs ($mm)

Net Charge-offs by Loan Category
(in thousands)
 3Q12 % of Average Loans (Annualized)
 % of Avg
 Total Loans 2Q12 1Q12 4Q11(1) 3Q11
Commercial (Sec. by RE):
Owner Occupied $ 6,192 3.56% .46% .87% 1.16% .35%
Income Producing 1,982 .70 1.75 .70 .57 .72
Total Comm (Sec. by RE) 8,174 1.79 .95 .81 .90 .50
Commercial & Industrial (259) (.23) .70 .62 1.08 .39
Commercial Construction 3,190 7.74 .21 .81 1.75 3.54
Total Commercial 11,105 1.81 .86 .78 1.06 .71
Residential Mortgage 3,527 1.23 1.38 1.91 2.04 2.09
Residential Construction 5,676 5.69 9.14 4.84 6.77 5.19
Consumer/ Installment 255 .78 .88 1.72 1.47 2.75
Total Net Charge-offs $ 20,563 1.99 1.85 1.55 1.99 1.68
(1) Excludes charge-offs for largest loan relationship of Commerical Construction $2,863; Commercial & Industrial $17,046; CRE Income Producing $901; and, Residential Construction

Net Charge-offs by Market
(in millions)
3Q12 % of Average Loans (Annualized)
% of Avg
Total Loans 2Q12 1Q12 4Q11(1) 3Q11
North Georgia $ 6,451 1.84% 3.58% 2.56% 2.70% 2.16%
Atlanta MSA 9,344 3.02 .75 .89 1.37 .94
North Carolina 1,674 1.15 2.52 1.14 2.10 2.31
Coastal Georgia 2,486 2.67 .23 1.53 .41 .88
Gainesville MSA 294 .45 (.29) 1.35 3.84 2.64
East Tennessee 314 .45 .68 .34 .59 .78
Total $ 20,563 1.99 1.85 1.55 1.99 1.68
(1) Excludes charge-offs for largest loan relationship of in North Georgia of $25,000

NPAs by Loan Category and Market
(in thousands)
 3Q12 3Q12
 NPLs OREO Total NPAs NPLs OREO Total NPAs
LOAN CATEGORY MARKETS
Commercial (sec. by RE): North Georgia $ 72,211 $ 14,582 $ 86,793
Owner Occupied $ 14,140 $ 7,170 $ 21,310 Atlanta MSA 21,349 5,926 27,275
Income Producing 11,756 1,597 13,353 North Carolina 9,622 2,771 12,393
Commercial & Industrial 32,678 - 32,678 Coastal Georgia 6,822 864 7,686
Commercial Construction 18,590 3,121 21,711 Gainesville MSA 840 1,328 2,168
Total Commercial 77,164 11,888 89,052 East Tennessee 4,157 1,487 5,644
 Total $ 115,001 $ 26,958 $ 141,959
Residential Mortgage 13,996 6,031 20,027
Residential Construction 22,935 9,039 31,974
Consumer/ Installment 906 - 906
Total $ 115,001 $ 26,958 $ 141,959

27 Commercial Loans (total $2.44 billion) Geographic Diversity $ In millions By Loan Type 46% Owner Occupied $1.12B 28% Income Producing $.69B 19% C & I $.46B 7% Comm Const $.16B Avg Lone Size (.000)

Commercial Real Estate (by loan type)
September 30, 2012
Owner Income
(in millions) Occupied Producing Total Percent
Office Buildings $ 300 $ 202 $ 502 28%
Retail 113 149 262 14
Small Warehouses/Storage 114 70 184 10
Multi-Residential/Other Properties 70 88 158 8
Churches 135 - 135 7
Convenience Stores 73 19 92 5
Hotels/Motels - 86 86 5
Franchise / Restaurants 37 34 71 4
Farmland 60 - 60 4
Manufacturing Facility 48 8 56 3
Auto Dealership/Service 46 9 55 3
Golf Course/Recreation 39 - 39 2
Daycare Facility 16 10 26 2
Leasehold Property 16 9 25 1
Carwash 18 - 18 1
Movie TheaterBowling/Recreation 16 - 16 1
Funeral Home 14 1 15 1
Marina 10 - 10 1
Mobile Home Parks - 8 8 -
Total $ 1,125 $ 693 $ 1,818
Portfolio Characteristics
 61.9% owner-occupied
 Small business, doctors, dentists, attorneys, CPAs
 $12 million project limit
 Average Loan Size o $465 Composite CRE o $421 Owner Occupied o $602 Income Producing

Commercial Construction (by loan type)
 September 30, 2012
(in millions) Amount Percent
Land Develop - Vacant (Improved) $ 64 40%
Raw Land - Vacant (Unimproved) 48 30
Commercial Land Development 23 14
Office Buildings 5 3
Churches 5 3
Warehouse 2 1
Restaurants/Fast Food/Other Franchise 2 1
Retail Building 1 1
Hotels/Motels 1 1
Convenience Stores 1 1
Miscellaneous Construction 9 5
Total Commercial Construction $ 161 100%
Portfolio Characteristics
 Average loan size: $438k

Residential Mortgage (total $1.17 billion)
Geographic Diversity $ In millions
By Loan Type
Home Equity 29% $.34B Avg loan size $45k Home Equity 29% $.34B Avg loan size $45k
Origination Characteristics
No broker loans
Policy Max LTV: 80-85%
59% of HE Primary Lien

Residential Construction (total $389 million)
Geographic Diversity $ In millions
By Loan Type
Land
50% Lot $196 10% Spec $44 11% Sold $37 18% Developing $71 11% Raw $41
Average Loan Size (in thousands)
Spec
$ 226
Sold
120
Develop
596
Raw Land105

Residential Construction – Total Company
 3Q12 vs.
(in millions) 3Q12 2Q12 1Q12 4Q11 3Q11 3Q11
Land Loans
Developing Land $ 71 $ 78 $ 86 $ 88 $ 97 $ (26)
Raw Land 41 45 57 61 60 (19)
Lot Loans 196 203 204 207 216 (20)
Total 308 326 347 356 373 (65)
Construction Loans
Spec 44 49 57 59 64 (20)
Sold 37 34 32 33 37 -
Total 81 83 89 92 101 (20)
Total Res Construction $ 389 $ 409 $ 436 $ 448 $ 474 $ (85)
By Region
Atlanta $ 68 $ 76 $ 86 $ 86 $ 92 $ (24)
Gainesville MSA 17 19 20 20 25 (8)
North Georgia 184 193 206 214 229 (45)
North Carolina 85 87 88 91 92 (7)
Coastal Georgia 23 22 23 24 24 (1)
Tennessee 12 12 13 13 12 -
Total Res Construction $ 389 $ 409 $ 436 $ 448 $ 474 $ (85)

33 APPENDIX

Experienced Proven Leadership
Joined Years in
UCBI Banking
Jimmy Tallent President & CEO 1984 38
Lynn Harton Chief Operating Officer 2012 29
Rex Schuette Chief Financial Officer 2001 35
David Shearrow Chief Risk Officer 2007 31
Craig Metz Marketing 2002 20
Ray Skinner Retail Banking 2012 22
Regional Presidents:
Bill Gilbert North & Coastal Georgia 2000 36
Tim Schools North Carolina & Tennessee 2011 12
Glenn White Atlanta 2007 38

Business and Operating Model
Twenty-seven “community banks”
Local CEOs with deep roots in their communities
Resources of $6.7 billion bank
Service is point of differentiation
#1 in Customer Satisfaction according to Customer Service Profiles
J.D. Power Customer Service Champion for 2011
Recognized 40 companies in the U.S.
Only bank to be recognized
Golden rule of banking
“The Bank That SERVICE Built”
Ongoing customer surveys
 95% satisfaction rate
Strategic footprint with substantial banking opportunities
Operates in a number of the more demographically attractive markets in the U.S.
Disciplined growth strategy
Organic supported by de novos and selective acquisitions
“Community bank service, large bank resources”

Robust Demographics (fast growing markets)
 Population Growth (%)
 Population Actual Projected
Markets1 (in thousands) 2000 - 2011 2011 - 2016
North Georgia 386 21% 4%
Atlanta MSA 5,321 25 5
Gainesville MSA 181 30 4
Coastal Georgia 385 15 5
Western North Carolina 441 15 5
East Tennessee 862 14 5
Total Markets
Georgia 9,775 19 5
North Carolina 9,659 20 7
Tennessee 6,402 13 4
United States 310,704 10 3
¹ Population data is for 2011 and includes those markets where United takes deposits. Source: SNL

Market Share Opportunities
Excellent growth prospects
 Market
 Deposits United Deposit
Markets (in billions) (1) Deposits (2) Banks Offices Share(1) Rank(1)
North Georgia $ 6.4 $ 2.0 11 22 32% 1
Atlanta MSA 50.2 2.0 10 38 4 7
Gainesville MSA 2.6 .3 1 5 12 5
Coastal Georgia 7.3 .3 2 8 4 8
Western North Carolina 6.4 .9 1 20 12 3
East Tennessee 16.0 .3 2 11 2 9
Total Markets $ 88.9 $ 5.8 27 104
¹ FDIC deposit market share and rank as of 6/12 for markets where United takes deposits. Source: SNL and FDIC.
2 Based on current quarter.

Leading Demographics
2011 - 2016
Total Assets Population
Rank Ticker Company(1) State ($B) Growth(2)
1 CFR Cullen/Frost Bankers, Inc. TX 20.8 8.38
2 IBOC International Bancshares Corporation TX 11.6 6.99
3 HBHC Hancock Holding Company MS 18.9 6.38
4 PB Prosperity Bancshares, Inc. TX 10.7 6.23
5 FCNCA First Citizens BancShares, Inc. NC 21.2 6.10
6 GBCI Glacier Bancorp, Inc. MT 7.4 5.63
7 FIBK First Interstate BancSystem, Inc. MT 7.3 5.43
8 TCBI Texas Capital Bancshares, Inc. TX 9.1 5.37
9 CBF Capital Bank Financial Corporation FL 6.3 4.96
10 FCBN First Citizens Bancorporation, Inc. SC 8.2 4.87
11 UCBI United Community Banks, Inc. GA 6.7 4.85
12 BOKF BOK Financial Corporation OK 25.6 4.77
13 WAL Western Alliance Bancorporation AZ 7.2 4.59
14 IBKC IBERIABANK Corporation LA 12.1 4.42
15 NBHC National Bank Holdings Corporation CO 5.8 4.25
NOTE: Financial information as of June 30, 2012
(1) Includes publicly traded companies with assets between $5.0 - $50.0 billion as of June 30, 2012 (2) Population growth weighted by county (cumulative) Data Source: SNL Financial

Proactively Addressing Credit Environment
Structure
Centralized underwriting and approval process
Segregated work-out teams
Highly skilled ORE disposition group
Seasoned regional credit professionals
Process
Continuous external loan review
Intensive executive management involvement: o Weekly past due meetings o Weekly NPA/ORE meetings o Quarterly criticized watch loan review meetings o Quarterly pass commercial and CRE portfolio review meetings
Internal loan review of new credit relationships
Policy
Ongoing enhancements to credit policy
Periodic updates to portfolio limits

40 Lending – Credit Summary (in millions) Legal lending limit $162 House lending limit 20 Project lending limit 12 Top 25 relationships 370 Regional credit review – Standard underwriting

Performing Classified Loans
(in millions)
LOANS BY CATEGORY 3Q12 2Q12 1Q12 4Q11 3Q11
Commercial (Sec. by RE):
Owner Occupied $ 77 $ 54 $ 78 $ 79 $ 69
Income Producing 49 94 56 64 65
Total Comm (Sec. by RE) 126 148 134 143 134
Commercial & Industrial 19 16 17 16 25
Commercial Construction 27 38 23 18 26
Total Commercial 172 202 174 177 185
Residential Mortgage 73 73 76 76 77
Residential Construction 35 46 64 72 76
Consumer / Installment 3 3 3 3 3
Total Classified Loans $ 283 $ 324 $ 317 $ 328 $ 341

Business Mix Loans (at quarter-end)
(in millions)
 3Q12 vs.
LOANS BY CATEGORY 3Q12 2Q12 1Q12 4Q11 3Q11 3Q11
Commercial (Sec. by RE):
Owner Occupied $ 1,126 $ 1,140 $ 1,137 $ 1,111 $ 1,037 $ 89
Income Producing 693 697 706 711 734 (41)
Total Comm (Sec. by RE) 1,819 1,837 1,843 1,822 1,771 48
Commercial & Industrial 460 450 440 428 429 31
Commercial Construction 161 169 167 164 169 (8)
Total Commercial 2,440 2,456 2,450 2,414 2,369 71
Residential Mortgage 1,174 1,128 1,131 1,135 1,150 24
Residential Construction 389 409 436 448 474 (85)
Consumer / Installment 135 126 111 113 117 18
Total Loans $ 4,138 $ 4,119 $ 4,128 $ 4,110 $ 4,110 $ 28

Markets Served
Loans – (at quarter-end)
(in millions)
3Q12 vs.
LOANS BY MARKET 3Q12 2Q12 1Q12 4Q11 3Q11 3Q11
North Georgia $ 1,383 $ 1,387 $ 1,408 $ 1,426 $ 1,478 $ (95)
Atlanta MSA 1,257 1,252 1,239 1,220 1,192 65
North Carolina 579 576 588 597 607 (28)
Coastal Georgia 380 369 366 346 316 64
Gainesville MSA 256 259 262 265 272 (16)
East Tennessee 283 276 265 256 245 38
Total Loans $ 4,138 $ 4,119 $ 4,128 $ 4,110 $ 4,110 $ 28

Residential Construction – North Georgia
(in millions)
3Q12 vs.
3Q12 2Q12 1Q12 4Q11 3Q11 3Q11
Land Loans
Developing Land $ 33 $ 39 $ 44 $ 44 $ 51 $ (18)
Raw Land 17 18 26 26 25 (8)
Lot Loans 111 113 113 118 124 (13)
Total 161 170 183 188 200 (39)
Construction Loans
Spec 8 9 12 12 15 (7)
Sold 15 14 11 14 14 1
Total 23 23 23 26 29 (6)
Total Res Construction $ 184 $ 193 $ 206 $ 214 $ 229 $ (45)

Residential Construction – Atlanta MSA
(in millions)
 3Q12 vs.
 3Q12 2Q12 1Q12 4Q11 3Q11 3Q11
Land Loans
Developing Land $ 14 $ 14 $ 17 $ 17 $ 19 $ (5)
Raw Land 9 9 13 14 15 (6)
Lot Loans 18 22 22 22 22 (4)
Total 41 45 52 53 56 (15)
Construction Loans
Spec 19 24 27 27 28 (9)
Sold 8 7 7 6 8 -
Total 27 31 34 33 36 (9)
Total Res Construction $ 68 $ 76 $ 86 $ 86 $ 92 $ (24)

Business Mix Loans (at year-end)
(in millions)
 2011 2010 2009 2008 2007
LOANS BY CATEGORY
Commercial (Sec. by RE) $ 1,822 $ 1,761 $ 1,779 $ 1,627 $ 1,476
Commercial & Industrial 428 441 390 410 418
Commercial Construction 164 297 363 500 527
Total Commercial 2,414 2,499 2,532 2,537 2,421
Residential Mortgage 1,135 1,279 1,427 1,526 1,502
Residential Construction 448 695 1,050 1,479 1,829
Consumer / Installment 113 131 142 163 177
Total Loans $ 4,110 $ 4,604 $ 5,151 $ 5,705 $ 5,929

Markets Served
Loans – (at year-end)
(in millions)
LOANS BY MARKET 2011 2010 2009 2008 2007
North Georgia $ 1,426 $ 1,689 $ 1,884 $ 2,040 $ 2,060
Atlanta MSA 1,220 1,310 1,435 1,706 2,002
North Carolina 597 702 772 810 806
Coastal Georgia 346 335 405 464 416
Gainesville MSA 265 312 390 420 399
East Tennessee 256 256 265 265 246
Total Loans $ 4,110 $ 4,604 $ 5,151 $ 5,705 $ 5,929

TDRs by Loan Type

(in thousands)

LOAN TYPE Accruing(1) Non-Accruing Total TDRs

As of September 30, 2012
Commercial (Sec by RE)
Commercial & Industrial
Commercial Construction
Total Commercial
Residential Mortgage
Residential Construction
Consumer Installment
72,042 $ 8,530 $
6,960 239
24,016 11,850
103,018 20,619
16,041 1,446
18,922 5,850
337 99
$ 80,572
7,199
35,866
123,637
17,487
24,772
436
Total 138,318 $ 28,014 $
(1) 75 percent of accruing TDR loans have an interest rate of 4 percent of greater.
$ 166,332

As of June 30, 2012
Commercial (Sec by RE)
Commercial & Industrial
Commercial Construction
Total Commercial
Residential Mortgage
Residential Construction
Consumer Installment
75,901 $ 6,424 $
3,713 259
30,727 10,950
110,341 17,633
14,485 2,465
16,450 5,728
366 145
$ 82,325
3,972
41,677
127,974
16,950
22,178
511
Total 141,642 $ 25,971 $ $ 167,613
(1) 67 percent of accruing TDR loans have an interest rate of 4 percent of greater.

49

NPAs by Loan Category, Market, and Activity

Credit Quality [(1)]

(in thousands)	Third Quarter 2012 Non-performing Loans	Third Quarter 2012 Foreclosed Properties	Third Quarter 2012 Total NPAs	Second Quarter 2012 Non-performing Loans	Second Quarter 2012 Foreclosed Properties	Second Quarter 2012 Total NPAs	First Quarter 2012 Non-performing Loans	First Quarter 2012 Foreclosed Properties	First Quarter 2012 Total NPAs
NPAs BY CATEGORY									
Commercial (sec. by RE)	$ 25,896	$ 8,767	$ 34,663	$ 19,115	$ 10,586	$ 29,701	$ 26,081	$ 10,808	$ 36,889
Commercial & industrial	32,678	-	32,678	34,982	-	34,982	36,314	-	36,314
Commercial construction	18,590	3,121	21,711	18,175	2,732	20,907	23,319	3,266	26,585
Total commercial	77,164	11,888	89,052	72,272	13,318	85,590	85,714	14,074	99,788
Residential mortgage	13,996	6,031	20,027	16,631	5,591	22,222	18,741	5,882	24,623
Residential construction	22,935	9,039	31,974	25,530	11,512	37,042	24,341	11,931	36,272
Consumer installment	906	-	906	907	-	907	908	-	908
Total NPAs	$ 115,001	$ 26,958	$ 141,959	$ 115,340	$ 30,421	$ 145,761	$ 129,704	$ 31,887	$ 161,591
Balance as a % of Unpaid Principal	68.8%	36.4%	58.8%	68.8%	39.3%	59.4%	70.6%	36.1%	59.4%
NPAs BY MARKET									
North Georgia	$ 72,211	$ 14,582	$ 86,793	$ 77,332	$ 13,546	$ 90,878	$ 81,117	$ 14,559	$ 95,676
Atlanta MSA	21,349	5,926	27,275	17,593	8,651	26,244	22,321	7,647	29,968
North Carolina	9,622	2,771	12,393	10,657	3,287	13,944	15,765	4,650	20,415
Coastal Georgia	6,822	864	7,686	5,822	785	6,607	5,622	1,268	6,890
Gainesville MSA	840	1,328	2,168	991	2,998	3,989	2,210	3,387	5,597
East Tennessee	4,157	1,487	5,644	2,945	1,154	4,099	2,669	376	3,045
Total NPAs	$ 115,001	$ 26,958	$ 141,959	$ 115,340	$ 30,421	$ 145,761	$ 129,704	$ 31,887	$ 161,591
NPA ACTIVITY									
Beginning Balance	$ 115,340	$ 30,421	$ 145,761	$ 129,704	$ 31,887	$ 161,591	$ 127,479	$ 32,859	$ 160,338
Loans placed on non-accrual	30,535	-	30,535	29,364	-	29,364	32,437	-	32,437
Payments received	(3,646)	-	(3,646)	(15,027)	-	(15,027)	(5,945)	-	(5,945)
Loan charge-offs	(19,227)	-	(19,227)	(19,382)	-	(19,382)	(14,733)	-	(14,733)
Foreclosures	(8,001)	8,001	-	(9,319)	9,319	-	(9,534)	9,534	-
Capitalized costs	-	102	102	-	415	415	-	329	329
Note / property sales	-	(8,822)	(8,822)	-	(10,461)	(10,461)	-	(8,631)	(8,631)
Write downs	-	(2,394)	(2,394)	-	(1,008)	(1,008)	-	(2,111)	(2,111)
Net gains (losses) on sales	-	(350)	(350)	-	269	269	-	(93)	(93)
Ending Balance	$ 115,001	$ 26,958	$ 141,959	$ 115,340	$ 30,421	$ 145,761	$ 129,704	$ 31,887	$ 161,591

(1) Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

Net Charge-offs by Category and Market
Credit Quality (1)
 Third Quarter 2012 Second Quarter 2012 First Quarter 2012
 Net Charge- Net Charge- Net Charge-
 Offs to Offs to Offs to
 Net Average Net Average Net Average
(in thousands) Charge-Offs Loans (2) Charge-Offs Loans (2) Charge-Offs Loans (2)
NET CHARGE-OFFS BY CATEGORY
Commercial (sec.by RE) $ 8,174 1.79% $ 4,349 .95% $ 3,697 .81%
Commercial & industrial (259) (.23) 775 .70 669 .62
Commercial construction 3,190 7.74 88 .21 334 .81
Total commercial 11,105 1.81 5,212 .86 4,700 .78
Residential mortgage 3,527 1.23 3,862 1.38 5,375 1.91
Residential construction 5,676 5.69 9,563 9.14 5,314 4.84
Consumer installment 255 .78 259 .88 478 1.72
Total $ 20,563 1.99 $ 18,896 1.85 $ 15,867 1.55
NET CHARGE-OFFS BY MARKET
North Georgia $ 6,451 1.84% $ 12,474 3.58% $ 9,022 2.56%
Atlanta MSA 9,344 3.02 2,307 .75 2,729 .89
North Carolina 1,674 1.15 3,634 2.52 1,679 1.14
Coastal Georgia 2,486 2.67 211 .23 1,329 1.53
Gainesville MSA 294 .45 (187) (.29) 883 1.35
East Tennessee 314 .45 457 .68 225 .34
Total $ 20,563 1.99 $ 18,896 1.85 $ 15,867 1.55
(1) Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.
(2) Annualized.

51

Net Charge-offs by Category and Market
Asset Disposition Plan *as of March 31, 2011*

Credit Quality - Net Charge-Offs First Quarter 2011 [1]

(in thousands)	Asset Disposition Plan: Bulk Loan Sale [2] Performing Loans	Asset Disposition Plan: Bulk Loan Sale [2] Nonperforming Loans	Asset Disposition Plan: Other Bulk Loan Sales [3]	Asset Disposition Plan: Foreclosure Charge-Offs [4]	Other Net Charge-Offs	First Quarter 2011 Net Charge-Offs
NET CHARGE-OFFS BY CATEGORY						
Commercial (sec. by RE)	$ 29,451	$ 11,091	$ 3,318	$ 1,905	$ 2,842	$ 48,607
Commercial construction	32,530	15,328	292	419	1,146	49,715
Commercial & industrial	365	2,303	859	-	513	4,040
Total commercial	62,346	28,722	4,469	2,324	4,501	102,362
Residential construction	43,018	23,459	3,325	11,693	10,643	92,138
Residential mortgage	13,917	14,263	1,676	1,538	4,989	36,383
Consumer / installment	86	168	30	24	383	691
Total	$ 119,367	$ 66,612	$ 9,500	$ 15,579	$ 20,516	$ 231,574
NET CHARGE-OFFS BY MARKET						
Atlanta MSA	$ 37,186	$ 8,545	$ 1,428	$ 6,034	$ 3,296	$ 56,489
Gainesville MSA	3,563	2,442	957	700	954	8,616
North Georgia	57,969	47,699	2,508	6,585	8,544	123,305
Western North Carolina	11,138	4,743	2,415	1,402	6,749	26,447
Coastal Georgia	6,835	2,180	2,013	634	341	12,003
East Tennessee	2,676	1,003	179	224	632	4,714
Total	$ 119,367	$ 66,612	$ 9,500	$ 15,579	$ 20,516	$ 231,574

[1] Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

[2] Charge-offs totaling $186 million were recognized on the bulk loan sale in the first quarter of 2011. The loans were transferred to the loans held for sale category in anticipation of the second quarter bulk loan sale that was completed on April 18, 2011.

[3] Losses on smaller bulk sale transactions completed during the first quarter of 2011.

[4] Loan charge-offs recognized in the first quarter of 2011 related to loans transferred to foreclosed properties. Such charge-offs were elevated in the first quarter as a result of the asset disposition plan, which called for aggressive write downs to expedite sales in the second and third quarters of 2011.

52

Credit Quality – Bulk Loan Sale Summary *as of March 31, 2011*

Credit Quality - Bulk Loan Sale Summary [(1)]

	Performing Loans			Nonperforming Loans			Total Loans		
(in thousands)	Carrying Amount [(2)]	Charge-Offs [(3)]	Loans Held for Sale [(4)]	Carrying Amount [(2)]	Charge-Offs [(3)]	Loans Held for Sale [(4)]	Carrying Amount [(2)]	Charge-Offs [(3)]	Loans Held for Sale [(4)]
BY CATEGORY									
Commercial (sec. by RE)	$ 40,902	$ 29,451	$ 11,451	$ 17,202	$ 11,090	$ 6,112	$ 58,104	$ 40,541	$ 17,563
Commercial construction	45,490	32,530	12,960	22,440	15,328	7,112	67,930	47,858	20,072
Commercial & industrial	504	365	139	3,397	2,302	1,095	3,901	2,667	1,234
Total commercial	86,896	62,346	24,550	43,039	28,720	14,319	129,935	91,066	38,869
Residential construction	59,747	43,018	16,729	35,508	23,459	12,049	95,255	66,477	28,778
Residential mortgage	19,342	13,917	5,425	21,716	14,262	7,454	41,058	28,179	12,879
Consumer / installment	120	86	34	238	169	69	358	255	103
Total	$ 166,105	$ 119,367	$ 46,738	$ 100,501	$ 66,610	$ 33,891	$ 266,606	$ 185,977	$ 80,629
BY MARKET									
Atlanta MSA	$ 51,647	$ 37,186	$ 14,461	$ 13,755	$ 8,545	$ 5,210	$ 65,402	$ 45,731	$ 19,671
Gainesville MSA	4,949	3,563	1,386	3,695	2,442	1,253	8,644	6,005	2,639
North Georgia	80,831	57,969	22,862	70,900	47,698	23,202	151,731	105,667	46,064
Western North Carolina	15,468	11,138	4,330	7,228	4,743	2,485	22,696	15,881	6,815
Coastal Georgia	9,493	6,835	2,658	3,527	2,179	1,348	13,020	9,014	4,006
East Tennessee	3,717	2,676	1,041	1,396	1,003	393	5,113	3,679	1,434
Total	$ 166,105	$ 119,367	$ 46,738	$ 100,501	$ 66,610	$ 33,891	$ 266,606	$ 185,977	$ 80,629

(1) This schedule presents a summary of classified loans included in the bulk loan sale transaction that closed on April 18, 2011.

(2) This column represents the book value, or carrying amount, of the loans prior to charge offs to mark loans to expected proceeds from sale.

(3) This column represents the charge-offs required to adjust the loan balances to the expected proceeds from the sale based on indicative bids received from prospective buyers, including principal payments received or committed advances made after the cutoff date through March 31, 2011 that are part of the settlement.

(4) This column represents the expected proceeds from the bulk sale based on indicative bids received from prospective buyers and equals the balance shown on the consolidated balance sheet as loans held for sale.

53 Margin – Credit Costs Credit Costs Impacting Margin Historically 8 to 12 bps Cost 3Q12 vs. Historical –7 bps (annual earnings impact of $4.4 million) 1 bps = $635 thousand in NIR

Loans / Deposits -Liquidity

(in millions)
3Q12 2Q12 3Q11 vs 3Q11 vs 2Q12
Variance
Loans $ 4,138 $ 4,119 $ 4,110 19 $ 28 $
Core (DDA, MMDA, Savings)
Public Funds
CD's
Total Deposits (excl Brokered)
$
$
3,138
644
1,817
5,599
$
$
3,065
659
1,887
5,611
$
$
2,906
635
2,254
5,795
73 $ 232 $
(15) 9
(70) (437)
(12) $ (196) $
Loan to Deposit Ratio 74% 73% 71%

Investment Securities:
Available for Sale -Fixed
-Floating
Held to Maturity -Fixed
-Floating
Total Investment Securities
$ 1,002
760
239
24
2,025
$ 1,027
674
265
18
1,984
$ 1,003
766
329
25
2,123
$ (25)
86
(26)
6
41
$ (1)
(6)
(90)
(1)
(98)
Percent of Assets (Excludes Floating) 39% 35% 37%

Wholesale Borrowings - Liquidity
(in millions)
 Unused Variance
 Capacity 3Q12 2Q12 3Q11 vs 2Q12 vs 3Q11
Wholesale Borrowings (1)
Brokered Deposits $ 1,436 $ 233 $ 211 $ 210 $ 22 $ 23
FHLB 1,054 50 125 41 (75) 9
Fed Funds 125 - - - - -
Other Wholesale - 53 54 103 (1) (50)
Total $ 2,615 $ 336 $ 390 $ 354 $ (54) $ (18)
Long-Term Debt
Sub-Debt $ 65 $ 65 $ 65 $ - $ -
Trust Preferred Securities 55 55 55 - -
Total Long-Term Debt $ 120 $ 120 $ 120 $ - $ -
(1) Estimated Brokered Deposit Total Capacity at 25% of Assets

Business Mix – Deposits at quarter-end
(in millions)
 3Q12 vs.
DEPOSITS BY CATEGORY 3Q12 2Q12 1Q12 4Q11 3Q11 3Q11
Demand & Now $ 1,796 $ 1,735 $ 1,722 $ 1,674 $ 1,686 $ 110
MMDA & Savings 1,342 1,330 1,331 1,228 1,220 122
Core Transaction Deposits 3,138 3,065 3,053 2,902 2,906 232
Time < $100,000 1,118 1,159 1,201 1,326 1,387 (269)
Time $100,000 < $250,000 598 625 654 694 744 (146)
Public Deposits 612 623 782 844 597 15
Total Core Deposits 5,466 5,472 5,690 5,766 5,634 (168)
Time $250,000 101 103 105 113 123 (22)
Public Deposits 32 36 38 40 38 (6)
Total Customer Deposits 5,599 5,611 5,833 5,919 5,795 (196)
Brokered Deposits 224 211 168 179 210 14
Total Deposits $ 5,823 $ 5,822 $ 6,001 $ 6,098 $ 6,005 $ (182)

Core Transaction Deposits
Geographic Diversity
Core Transactions / Total Deposits (%)
3Q12
3Q11
Coastal GA 62.8% 46.3%
Gainesville MSA 61.0 54.3
North Carolina 58.8 52.8
Atlanta MSA 58.5 53.0
East TN 58.6 53.4
North Georgia 53.7 51.1
Total 55.7% 50.1%

58

Non GAAP Reconciliation Tables

(in thousands except EPS)

	Operating Earnings to GAAP Earnings Reconciliation				
	3Q12	2Q12	1Q12	4Q11	3Q11
Core net interest revenue reconciliation					
Core net interest revenue	$ 57,371	$ 56,836	$ 58,864	$ 59,050	$ 59,281
Taxable equivalent adjustment	(419)	(444)	(446)	(423)	(420)
Net interest revenue (GAAP)	**$ 56,952**	**$ 56,392**	**$ 58,418**	**$ 58,627**	**$ 58,861**
Core fee revenue reconciliation					
Core fee revenue	$ 13,003	$ 12,764	$ 13,091	$ 11,442	$ 11,309
Securities gains, net	-	6,490	557	4	-
Loss on prepayment of borrowings	-	(6,199)	(482)	-	-
Gains from sales of low income housing tax credits	-	-	728	728	-
Hedge ineffectiveness (losses) gains	608	(180)	115	313	575
Interest on Federal tax refund	-	-	1,100	-	-
Mark to market on deferred compensation plan assets	153	(8)	270	180	(386)
Fee revenue (GAAP)	**$ 13,764**	**$ 12,867**	**$ 15,379**	**$ 12,667**	**$ 11,498**
Core operating expense reconciliation					
Core operating expense	$ 40,523	$ 41,312	$ 42,670	$ 43,843	$ 44,093
Foreclosed property expense	3,706	1,851	3,825	9,302	2,813
Severance	401	1,155	190	-	-
Reclassification of pension actuarial gains and losses and prior service costs to OCI	-	-	-	(2,245)	-
Mark to market on deferred compensation plan liability	153	(8)	270	180	(386)
Operating expense (GAAP)	**$ 44,783**	**$ 44,310**	**$ 46,955**	**$ 51,080**	**$ 46,520**

Non GAAP Reconciliation Tables
 Operating Earnings to GAAP Earnings Reconciliation
 3Q12 2Q12 1Q12 4Q11 3Q11
Net interest margin - pre credit reconciliation
Net interest margin - pre credit 3.79% 3.62% 3.76% 3.77% 3.79%
Effect of interest reversals, lost interest, and carry costs of NPAs (.19) (.19) (.23) (.26) (.24)
Net interest margin 3.60% 3.43% 3.53% 3.51% 3.55%
Tangible common equity and tangible equity to tangible assets reconciliation
Tangible common equity to tangible assets 5.73% 5.45% 5.33% 5.38% 5.65%
Effect of preferred equity 2.93 2.79 2.75 2.78 2.77
Tangible equity to tangible assets 8.66 8.24 8.08 8.16 8.42
Effect of goodwill and other intangibles .09 .09 .11 .12 .13
Equity to assets (GAAP) 8.75% 8.33% 8.19% 8.28% 8.55%
Tangible common equity to risk-weighted assets reconciliation
Tangible common equity to risk-weighted assets 8.59% 8.37% 8.21% 8.25% 8.52%
Effect of preferred equity 4.36 4.35 4.23 4.29 4.33
Tangible equity to risk weighted assets 12.95 12.72 12.44 12.54 12.85
Effect of other comprehensive income .36 .28 .10 (.03) (.29)
Effect of trust preferred 1.19 1.19 1.15 1.18 1.19
Tier I capital ratio (Regulatory) 14.50% 14.19% 13.69% 13.69% 13.75%

Analyst Coverage
FIG Partners Sandler O’Neill & Partners
(Market Perform - Aug 14, 2012) (Hold, Oct 3, 2012)
Keefe, Bruyette & Woods Stephens, Inc.
(Market Perform - Oct 8, 2012) (Equal Weight - Aug 2, 2012)
Raymond James & Assoc. SunTrust Robinson Humphrey
(Market Perform - Sep 26, 2012) (Neutral - Sep 19, 2012)

61 United Community Banks, Inc. Investor Presentation Third Quarter 2012 Copyright 2012 United Community Banks, Inc. All rights reserved.